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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in this Registration Statement on Form S-4 of Exelixis, Inc. of our report dated February 10, 1999 relating to the financial statements of MetaXen, LLC, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP


San Jose, California
October 30, 2000